UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2003 (Date of earliest event reported)

RAYOVAC CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-13615	22-2423556

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Rayovac Drive, Madison, Wisconsin 53711

(Address of principal executive offices, including zip code)

(608) 275-3340

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events

On December 19, 2003, Rayovac Corporation issued a press release, attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

Exhibit 99.1 Press Release dated December 19, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYOVAC CORPORATION

Date:	December 19, 2003	By:	/s/ Randall J. Steward

Randall J. Steward
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release dated December 19, 2003 Issued by Rayovac Corporation